UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 22, 2008

(Date of earliest event reported) (February 20, 2008)

Multimedia Games, Inc.

(Exact name of Registrant as Specified in its Charter)

001-14551

(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Rd., Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 20, 2008, Multimedia Games, Inc. (the “Multimedia”) issued a press release reporting Multimedia’s total player terminal installed base and product mix as of January 31, 2008 and providing updates on certain markets served by Multimedia and the amounts outstanding under Multimedia’s $150 million bank credit facility.

The press release includes statements regarding Multimedia’s (i) expectation that its tribal customers in California will remove a majority of Multimedia’s Reel Time Bingo® units in California in the quarter ending March 31, 2008 in response to the recent passage of two state referenda permitting increases in the number of authorized Class III games that designated tribes, including Multimedia’s tribal customers, may operate in the state and (ii) expectation that Multimedia will gain approval for the placement of its Class III units in the California tribal gaming market in May 2008 with initial placements in June 2008.

The fist table in the press release incorrectly states the number of “Total Class II & Other” units and “Total Units” as of January 31, 2008. The correct number of “Total Class II & Other” units as of January 31, 2008 was 3,799 and the correct number of “Total Units” as of January 31, 2008 was 14,419.

The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. A notation has been made in the attached copy of the press release to indicate the correct unit numbers.

Cautionary Language

The foregoing portions of this Current Report on Form 8-K contains forward-looking statements based on Multimedia’s current expectations. The word “expects” and similar words and phrases as they relate to Multimedia are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Multimedia, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks that for regulatory, competitive or other reasons more than a majority, including up to all, of Multimedia’s Reel Time Bingo units in California are removed during the quarter ending March 31, 2008 or thereafter and Multimedia is unsuccessful in placing Class III Units in California on the schedule or in the amounts its expects. Other important risks and uncertainties that may affect Multimedia’s business and operations are detailed from time to time in the “Certain Risks” and “Risk Factors” sections and elsewhere in Multimedia’s filings with the Securities and Exchange Commission. In addition, additional cautionary statements regarding other forward-looking statements contained in the text of the press release can be found at the end of the press release. Multimedia disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 20, 2008, announcing installed base of player terminals and product mix at January 31, 2008 (with notation added regarding the correct number of “Total Class II & Other” units and “Total Units” as of January 31, 2008 listed in the first table in the release).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: February 22, 2008	By:	/s/ Randy S. Cieslewicz
Randy S. Cieslewicz
Chief Financial Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 20, 2008, announcing installed base of player terminals and product mix at January 31, 2008 (with notation added regarding the correct number of “Total Class II & Other” units and “Total Units” as of January 31, 2008 listed in the first table in the release).